UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2021

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Chesterbrook Boulevard, Suite 300,

Berwyn, Pennsylvania 19312

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

(610) 240-3200

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Share Purchase Agreement and Warranty Agreement

On March 19, 2021, pursuant to the terms of the Put Option Agreement entered into on December 14, 2020 by and between Trinseo S.A., a public limited liability company (société anonyme) existing under the laws of Luxembourg (the “Company”), and Arkema S.A., a company organized under the laws of France (acting in its name and on its own behalf and in the name and on behalf of certain of its affiliates, the “Sellers”) (the “Put Option Agreement”), and following the Sellers’s exercise of their put option right under the Put Option Agreement, the Company and the Sellers entered into (i) a share purchase agreement (the “SPA”), relating to the transfer of the business of developing, manufacturing, regenerating and selling activated methyl methacrylates (MMA) and polymethyl methacrylates (PMMA) (the “Business,” as further defined therein) currently operated by certain subsidiaries of the Sellers (the transaction being referred to as the “Acquisition”), and (ii) a warranty agreement relating thereto (the “Warranty Agreement” and, together with the SPA, the “Transaction Documents”).

Pursuant to the SPA, the Company has agreed to acquire the Business for an initial purchase price of EUR 1,137,000,000, subject to customary working capital and other closing adjustments. The Sellers have made certain fundamental representations and warranties as to the organization and ownership of the target Business and has agreed to indemnify the Company, subject to certain exceptions and limitations set forth in the SPA, in connection with any Specific Liabilities defined therein, subject to certain deductions and exceptions and agreed indemnity caps. In addition, pursuant to the Warranty Agreement, the Sellers have made additional representations and warranties regarding the target Business subject to the indemnity limitations set forth in the Warranty Agreement. As part of the Acquisition, the Company has further obtained a warranty and indemnity insurance policy which provides coverage for certain breaches of the representations and warranties of the Sellers in the SPA and the Warranty Agreement, in each case subject to a retention amount, exclusions, policy limits and certain other terms and conditions.

The parties’ obligations to complete the Acquisition under the SPA are subject to the absence of a Material Adverse Change (as defined in the SPA) having occurred before September 1, 2021, or any subsequent date mutually agreed in writing between the Company and the Sellers, the completion of certain pre-closing reorganizations, the receipt of certain antitrust clearances, as well as certain other customary conditions and approvals. The closing of the Acquisition is expected to occur by mid-2021.

The foregoing description of the Transaction Documents is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the SPA, which is attached as Exhibit 2.1 and the full text of the Warranty Agreement, which is attached as Exhibit 10.1 to this report and incorporated by reference herein. The Transaction Documents and the above description have been included to provide investors and security holders with information regarding the terms of the Transaction Documents. They are not intended to provide any other factual information about the Company, or its subsidiaries or affiliates or equityholders. The representations, warranties and covenants contained in the Transaction Documents were and will be made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Transaction Documents; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Company or its subsidiaries, affiliates, businesses, or equityholders. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Transaction Documents, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties of the Company and its subsidiaries in the Transaction Documents not in isolation, but only in conjunction with the other information that the Company includes in reports, statements and other filings made with the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements

This communication may contain “forward-looking statements” including, without limitation, statements concerning plans, expectations, underlying assumptions and timing relating to the Acquisition, and other statements, which are not statements of historical facts. Forward-looking statements may be identified by the use of words like “expect,” “estimate,” “will,” “may,” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on the Company’s current expectations and assumptions about the Acquisition. Specific factors that could cause future results to differ from those expressed by the forward-looking statements include, but are not limited to, risks related to the occurrence of any event, change or other circumstances that could give rise to the termination of or failure to complete the Acquisition or the agreements and transactions contemplated thereby; the failure of the Company to meet the conditions to closing of the Acquisition, including those conditions related to antitrust, works council and other regulatory approvals; the failure to obtain the financing necessary, at terms acceptable to the Company to fund the Acquisition; costs related to the proposed Acquisition and the impact of the substantial indebtedness to be incurred to finance the Acquisition; the ability of the post-Acquisition company to meet its financial and strategic goals, due to, among other things, its ability to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the post-Acquisition Company may be adversely affected by other economic, business, and/or competitive factors; the Company’s ability to successfully integrate the acquired businesses or generate expected cost savings and synergies from the Acquisition; and those factors discussed in the Company’s Annual Report for the year ended December 31, 2020 filed with the SEC and in other filings and furnishings made by the Company with the SEC from time to time. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof and are not a guarantee of future performance. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Exhibits.

Exhibit Number	Description

2.1	Share Purchase Agreement, by and between Trinseo S.A. and Arkema S.A., dated March 19, 2021

10.1	Warranty Agreement, by and between Trinseo S.A. and Arkema S.A., dated March 19, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Trinseo S.A. hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO S.A.

By:	/s/ David Stasse
Name:	David Stasse
Title:	Executive Vice President and Chief Financial Officer
Date: March 22, 2021